UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2006

TWL Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Utah	000-08924	73-0981865
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4101 International Parkway Carrollton, Texas		75007
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 309-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 19, 2006, TWL Corporation (the “Company”) issued a press release containing a letter addressed to its shareholders, customers, vendors, partners and employees. The letter disclosed an update from Dennis J. Cagan, the Company’s President, Chief Executive Officer and director, on the Company's progress in furthering its business plan and status of projects since June of 2006. In accordance with Regulation FD, this current report is being filed to publicly disclose all information that was provided in its December 19th press release. This report under Item 8.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

A copy of this press release is annexed to this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Index of Exhibits.

Exhibit
Number         Description
99.1 Press release dated December 19, 2006 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWL Corporation

December 22, 2006	By:	/s/ Douglas D. Cole
Name: Douglas D. Cole
Title: Executive Vice President